UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 17, 2022

IronNet, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-39125	83-4599446
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7900 Tysons One Place, Suite 400

McLean, VA 22102

(Address of principal executive offices, including zip code)

(443) 300-6761

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	IRNT	The New York Stock Exchange
Redeemable Warrants, each whole warrant exercisable for one share of Common Stock at an exercise price of $11.50 per share	IRNT.WS	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 17, 2022, André Pienaar notified the nominating and corporate governance committee (the “NCG Committee”) of the board of directors (the “Board”) of IronNet, Inc. (the “Company”) of his intent not to stand for re-election at the 2022 Annual Meeting of Stockholders (the “Annual Meeting”). Mr. Pienaar’s term as a director and as a member of the NCG Committee will end upon the conclusion of the Annual Meeting. The Board has appointed Mary Gallagher, a current director of the Company, to serve on the NCG Committee following the Annual Meeting.

Following the Annual Meeting, the authorized size of the Board will be ten members. On May 20, 2022, the Board reclassified the members of the Board into three classes of nearly equal size following the expiration of Mr. Pienaar’s term. To effect this change, VADM Jan E. Tighe (Ret.) resigned as a Class III director whose term was scheduled to expire at the annual meeting of stockholders to be held in 2024 and was immediately reappointed as a Class I director to stand for re-election at the Annual Meeting. If re-elected, her term would expire at the annual meeting of stockholders to be held in 2025.

The Company and VADM Tighe did not enter into any new plan, contract, arrangement or compensatory plan in connection with her resignation and reappointment, and there is no arrangement or understanding between her and any other person pursuant to which she was appointed to serve as a Class I director. VADM Tighe’s resignation and reappointment were effected solely to reclassify the Board, and for all other purposes, her service on the Board is deemed to have continued uninterrupted without any break in service.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IRONNET, INC.

	By:	/s/ James C. Gerber
Date: May 20, 2022		James C. Gerber Chief Financial Officer